EXHIBIT 10(xviii)

BANK OF SCOTLAND

Techdyne, Inc.
Commission File No. 0-14659
2230 West 77th Street
Hialeach, Florida  33016

17th January, 2003

Dear Sirs:

TERM LOAN FACILITIES OF $7,000,000

We refer to the Facility Letter dated 2nd October 2001 between The Governor and Company of the Bank of Scotland ("BOS") and Techdyne, Inc. (the "Company") in respect of term loan facilities of US $7,000,000, as amended, restated, supplemented and novated from time to time (the "Facility Letter").

Whereas the Company and BOS wish to amend the Facility Letter on the terms and conditions set out below and it is hereby agreed that:

In Schedule 4 (Financial Covenants) to the Facility Letter in Clause 1.1 (Net Worth) paragraph 1.1.3 shall be deleted and replaced with the following new paragraph 1.1.3:

"1.1.3   (i)      US$10,000,000 for the period 1 January 2003 to 31 March 2003 inclusive;

         (ii) US$10,000,000 for the period 1 April 2003 to 30 June 2003 inclusive;

         (iii) US$10,500,000 for the period 1 July 2003 to 30 September 2003 inclusive; and

         (iv) US$11,000,000 for the period commencing 1 October 2003 and thereafter."

The representations, warranties, undertakings and covenants in the Facility Letter are deemed to be repeated by the Company as at the date of execution by the Company of this letter.

Words and expressions used in this letter shall, except where the context otherwise requires, bear the same meaning as in the Facility Letter.

Except as herein expressly amended, the whole terms and conditions of the Facility Letter are hereby confirmed and this letter and the Facility Letter shall read and construe as one document.

The Company shall pay BOS a fee of (pound)250 (plus VAT) on the date hereof in respect of BOS's legal costs and expenses relative to the preparation and execution of this letter.

This letter shall be governed by and construed in accordance with Scots law and the parties hereto submit to the exclusive jurisdiction of the Scottish Courts.

Yours faithfully

For and on behalf of
THE GOVERNOR AND COMPANY OF THE
BANK OF SCOTLAND

Agreed and accepted
For and on behalf of
TECHDYNE, INC.
acting by

/s/ Thomas Foggo
________________________________________ Director

Thomas Foggo
________________________________________ Director

Date: 22 January 2003
      __________________________________